Exhibit 10.2
FIRST AMENDMENT
TO
REVOLVING AND TERM LOAN CREDIT AGREEMENT
     This FIRST AMENDMENT TO REVOLVING AND TERM LOAN CREDIT AGREEMENT (this “Amendment”) is entered into as of April 19, 2010, to be effective as of October 5, 2009, among AMERICAN MIDSTREAM, LLC, AMERICAN MIDSTREAM MARKETING, LLC, AMERICAN MIDSTREAM (ALABAMA GATHERING), LLC, AMERICAN MIDSTREAM (ALABAMA INTRASTATE), LLC, AMERICAN MIDSTREAM (ALATENN), LLC, AMERICAN MIDSTREAM (MIDLA), LLC, AMERICAN MIDSTREAM (MISSISSIPPI), LLC, AMERICAN MIDSTREAM (TENNESSEE RIVER), LLC, AMERICAN MIDSTREAM ONSHORE PIPELINES, LLC, MID LOUISIANA GAS TRANSAMISSION, LLC, AMERICAN MIDSTREAM (LOUISIANA INTRASTATE), LLC, AMERICAN MIDSTREAM (SIGCO INTRASTATE), LLC and AMERICAN MIDSTREAM OFFSHORE (SEACREST) LP, (collectively, the “Borrowers”) the LENDERS (as hereinafter defined), and COMERICA BANK, as administrative agent for the Lenders, (in such capacity, the “Administrative Agent”).
     WHEREAS, the Borrowers, the financial institutions party thereto (collectively, together with their respective successors and assigns, the “Lenders”), and the Administrative Agent are parties to that certain Revolving and Term Loan Credit Agreement dated as of October 5, 2009 (as amended hereby and as hereafter renewed, extended, amended or restated, the “Credit Agreement”);
     WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement as hereinafter provided;
     WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders are willing to agree to such amendment; and
     WHEREAS, the Borrowers, the Lenders and the Administrative Agent acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.
     SECTION 2. Amendments to the Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 of this Amendment, the parties hereto agree that:
     (a) Section 1.1 is hereby amended to amend and restate the following definition in its entirety to read as follows:
First Amendment to
Revolving and Term Loan Credit Agreement

     “Test Period” means, at any time, the four consecutive fiscal quarters of the Administrative Borrower then last ended (in each case taken as one accounting period) for which financial statements have been or are required to be delivered pursuant to this Agreement; provided, however, all financial covenant calculations with respect to the Test Periods ending December 31, 2009, March 31, 2010, June 30, 2010, and September 30, 2010, shall be made by multiplying each figure used in the applicable calculation times a fraction, the numerator of which is 360 and the denominator of which is the number of days elapsed from the Effective Date through the end of the applicable fiscal quarter.
     SECTION 3. (c) Conditions of Effectiveness. The amendments set forth in Section 2 of this Amendment, as well as any other terms and conditions set forth herein shall be effective as of date first above written, provided that the Administrative Agent shall have received the following:
     (a) a counterpart of this Amendment executed by the Borrowers and the Lenders (which may be by telecopy or pdf transmission); and
     (b) such other assurances, certificates, documents, consents or opinions as the Administrative Agent reasonably may require.
     SECTION 4. Acknowledgment and Ratification. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrowers acknowledge and agree that the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of the Credit Parties under the Loan Documents, which Loan Documents shall remain in full force and effect.
     SECTION 5. Borrowers’ Representations and Warranties. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrowers represent and warrant to the Administrative Agent and the Lenders (with the knowledge and intent that the Administrative Agent and the Lenders are relying upon the same in entering into this Amendment) that, as of the date of its execution of this Amendment:
     (a) This Amendment, the Credit Agreement and each of the other Loan Documents to which it is a party, have each been duly executed and delivered by its duly authorized officers and constitute the valid and binding obligations of such party, enforceable against such party in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditor’s rights, generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).
     (b) The representations and warranties set forth in Article 6 of the Credit Agreement are true and correct in all material respects, after giving effect to this Amendment, as if made on
First Amendment to
Revolving and Term Loan Credit Agreement

and as of the date of this Amendment (except to the extent such representations and warranties relate solely to an earlier date, in which case, they are true and correct as of such date).
     (c) At the time of and after giving effect to this Amendment, no Default or Event of Default exists.
     (d) The execution, delivery and performance of this Amendment are within each Borrower’s limited liability company or limited partnership power, as the case may be, have been duly authorized, are not in contravention of any law applicable to such party or the terms of such party’s organizational documents and, except as have been previously obtained or as referred to in Section 6.10 of the Credit Agreement, do not require the consent or approval of any Governmental Authority or any other third party except to the extent that such consent or approval is not material to the transactions contemplated by this Amendment.
     SECTION 6. Administrative Agent and Lenders Make No Representations or Warranties. By execution of this Amendment, neither the Administrative Agent nor any Lender (a) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Amendment, the Credit Agreement, the Loan Documents or any other instrument or document furnished pursuant thereto, or (b) makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Borrowers or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto.
     SECTION 7. Effect of Amendment. This Amendment (a) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement, any Collateral Document, the other Loan Documents or any of the instruments or agreements referred to therein, (b) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now or hereafter have under or in connection with the Credit Agreement, any Collateral Document or any other Loan Document, including, without limitation, the right to accelerate the Indebtedness, institute foreclosure proceedings, exercise their respective rights under the UCC or other applicable law, and/or institute collection proceedings against the Borrowers, to the extent provided therein or by law, and except as expressly provided herein, and (c) shall not be deemed to be a waiver of any existing or future Default or Event of Default under the Credit Agreement, the Collateral Documents or any other Loan Document.
     SECTION 8. Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. This Amendment, and any documents required or requested to be delivered pursuant to Section 3 hereof, may be delivered by telecopy or pdf transmission of the relevant signature pages hereof and thereof, as applicable.
First Amendment to
Revolving and Term Loan Credit Agreement

     SECTION 9. Ratification. The Borrowers ratify and acknowledge the Loan Documents are valid, subsisting and enforceable.
[Remainder of page intentionally left blank. Signature pages follow.]
First Amendment to
Revolving and Term Loan Credit Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

American Midstream, LLC, a Delaware limited liability company

By:	/s/ Brian Bierbach Brian Bierbach, CEO and President

American Midstream Marketing, LLC,
a Delaware limited liability company
American Midstream (Alabama Gathering), LLC,
an Alabama limited liability company
American Midstream (Alabama Intrastate), LLC,
an Alabama limited liability company
American Midstream (AlaTenn), LLC,
an Alabama limited liability company
American Midstream (Midla), LLC,
a Delaware limited liability company
American Midstream (Mississippi), LLC,
a Delaware limited liability company
American Midstream (Tennessee River), LLC,
an Alabama limited liability company
American Midstream Onshore Pipelines, LLC,
a Delaware limited liability company
Mid Louisiana Gas Transmission, LLC,
a Delaware limited liability company

Each By:	American Midstream, LLC,
a Delaware limited liability company,
its sole member

By:	/s/ Brian Bierbach Brian Bierbach, CEO and President
Signature Page to First Amendment to
Revolving and Term Loan Credit Agreement

American Midstream (Louisiana Intrastate), LLC,
a Delaware limited liability company
American Midstream (SIGCO Intrastate), LLC,
a Delaware limited liability company

Each By:	Mid Louisiana Gas Transmission, LLC, a Delaware limited liability company, its sole member

By:	American Midstream, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Brian Bierbach Brian Bierbach, CEO and President

American Midstream Offshore (Seacrest) LP, a Texas limited partnership

By:	American Midstream, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Brian Bierbach Brian Bierbach, CEO and President
Signature Page to First Amendment to
Revolving and Term Loan Credit Agreement

COMERICA BANK, as the Administrative Agent

By:	/s/ Caroline M. McClurg Caroline M. McClurg, Vice President

COMERICA BANK, as a Lender

By:	/s/ Caroline M. McClurg Caroline M. McClurg, Vice President
Signature Page to First Amendment to
Revolving and Term Loan Credit Agreement

COMPASS BANK, as a Lender

By:	/s/ Greg Determann Greg Determann, Vice President
Signature Page to First Amendment to
Revolving and Term Loan Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason S. York Jason S. York, Authorized Signatory
Signature Page to First Amendment to
Revolving and Term Loan Credit Agreement